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                                                                    EXHIBIT 10.8

                                  TISM, Inc.

                               Stock Option Plan

1.   Purpose

     The purpose of this Stock Option Plan (the "Plan") is to advance the interests of TISM, Inc., a Michigan corporation (the "Company"), by enhancing the ability of the Company and its subsidiaries (if any) to attract and retain able employees of the Company; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company through interests in shares of the Company's Common Stock, $.001 par value per share (the "Stock"). Any employee selected to receive an award under the Plan is referred to as a "participant".

2.   Administration

     The Plan shall be administered by the Board of Directors (the "Board") of the Company. Subject to applicable law, the Board shall have discretionary authority, not inconsistent with the express provisions of the Plan, (a) to grant option awards to such eligible persons as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine the terms and conditions of each award; (d) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (e) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9 the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify), except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 4(c) and Section 6(g).

          The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to
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the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Board shall delegate the power to select directors and officers to receive awards under the Plan and the timing, pricing, and amount of such awards to a Committee, all members of which shall be "non-employee directors" within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" within the meaning of section 162(m)(4)(c)(i) of the Internal Revenue Code of 1986, as amended (the "Code"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee.

3.  Effective Date and Term of Plan

     The Plan shall become effective on December 21, 1998, subject to approval of the stockholders of the Company. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by the stockholders.

     No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

4.   Shares Subject to the Plan

     (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be the subject of awards granted under the Plan shall be 563,181 shares of Class A-3 Common Stock and 62,576 shares of Class L Common Stock. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants.

     (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock, or if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization, or other transaction or event that affects the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then

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outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted to prevent enlargement or dilution of benefits intended to be made available under the Plan by the Board, whose determination shall be binding on all persons.

     The Board may in good faith also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(g)), acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

5.   Eligibility and Participation

     Persons eligible to receive awards under the Plan shall be those persons who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.   Terms and Conditions of Options

     (a) Exercise Price of Options. The exercise price of each option shall be determined by the Board, but the exercise price shall not be less, in the case of an original issue of authorized stock, than par value.

     (b) Duration of Options. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Expiration Date") shall be the date that is eleven years from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted.

     (c)   Exercise of Options.

     (1) An option shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

     (2) Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents as may be

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          required by the Board and (ii) payment in full as specified below in
          Section 6(d) for the number of shares for which the option is exercised.

     (3) The Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or in connection with exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock owned by such individual having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

          In addition, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (d) Payment for and Delivery of Stock. Stock purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash, check acceptable to the Company (determined in accordance with such guidelines as the Board may prescribe), or money order payable to the order of the Company, or
(ii) if so permitted by the Board, (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months unless the Board specifies a shorter period) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (B) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board, or (C) by delivery of an unconditional

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and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (D) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the person exercising the option.

     (e) Delivery of Stock. A participant shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, if the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (f) Nontransferability of Awards. Except as specifically provided in an option approved by the Board, no option or other award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by him or her.

     (g) Mergers, etc. In the event of any merger, consolidation, dissolution, or liquidation of the Company, the Board in its sole discretion may, as to any outstanding options or other awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such awards as it may determine, or accelerate, amend, or terminate such awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any award, shall require payment or other consideration that the Board deems equitable in the circumstances).

7.   Termination of Employment

     (a) If a participant's employment with the Company and its subsidiaries terminates prior to the Expiration Date, the Board in its sole discretion may provide (either prior to or within 30 days following termination) that (i) any or all of such portion of any option not

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otherwise vested (i.e., exercisable) prior to termination shall be treated as having become vested immediately prior to termination, in which case, as to that number of shares of Stock for which the award was vested, or deemed vested by action of the Board, immediately prior to termination, such award shall continue to be exercisable thereafter during the period prior to the Expiration Date and within 90 days following the termination (180 days in the event that a participant's service terminates by reason of death); or (ii) except if otherwise set forth in an award, the participant or beneficiary receive in cash, with respect to each share of Stock to which an option or other award relates, the excess of (x) the share's fair market value on the date of the participant's termination over (y) the option exercise price. Except as otherwise provided in an award, after completion of the 90-day (or 180-day) period, such awards shall terminate to the extent not previously exercised, expired, or terminated. No option shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

     (b) Notwithstanding the foregoing, except as otherwise provided in an award, if the participant is terminated for "cause" (as defined in (c) below) all options and other awards shall immediately terminate as to all shares of Stock subject hereto, whether or not vested immediately prior to such termination for cause.

     (c) "Cause" with respect to any participant, shall mean the following events or conditions: (i) the failure to devote substantially all of his or her business time to the performance of his or her duties to the Company or any of its subsidiaries (other than by reason of disability), or refusal or failure to follow or carry out any reasonable direction of the Board of Directors, and the continuance of such refusal or failure for a period of ten days after notice to such participant; (ii) the material breach by the participant of any material agreement to which such participant and the Company or any of its affiliates are party; (iii) the commission of fraud, embezzlement, theft or other dishonesty by such participant with respect to the Company or any of its affiliates; (iv) the conviction of such participant of, or plea by such participant of nolo contendere to, any felony or any other crime involving dishonesty or moral turpitude; and (v) any other intentional action or intentional omission that involves a material breach of fiduciary obligation on the part of such participant.

     (d) The Board may provide in the case of any award for post-termination exercise provisions different from those expressly set forth in this Section 7, including without limitation terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the Expiration Date.

8.   Employment Rights

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     Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee of the Company, its parent, or any subsidiary or affect in any way the right of the Company, its parent, or a subsidiary to terminate the participant's relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant.

9.   Effect, Discontinuance, Cancellation, Amendment, and Termination

     Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued. No option granted pursuant to the Plan is intended to be an incentive stock option under Section 422 of the Code.

     The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards; provided that, except to the extent expressly required by the Plan, no such amendment shall adversely affect the rights of any participant (without his or her consent) under any award previously granted, nor shall such amendment, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required to comply with any tax or regulatory requirement including in order for the Plan to continue to qualify under Rule 16b-3 promulgated under Section 16 of the 1934 Act.

10.  Miscellaneous

     The Plan shall be governed by Michigan law. The Board may provide in a particular case that an award shall be evidenced by an award agreement or certificate.

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